AGREEMENT

                    CONCERNING THE EXCHANGE OF STOCK

                                 BETWEEN

                               EFTEK CORP.

                                   AND

                            SHAREHOLDERS OF

                            FIRE DOCTOR, INC.
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                            TABLE OF CONTENTS
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
1    EXCHANGE OF SECURITIES. . . . . . . . . . . . . . . . . . . . . .  1
     1.1  Exchange of Shares.. . . . . . . . . . . . . . . . . . . . .  1
     1.2  Exemption from Registration. . . . . . . . . . . . . . . . .  1
     1.3  Stock for Stock Transaction. . . . . . . . . . . . . . . . .  2
     1.4  Costs. . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
     1.5  Additional Documentation.. . . . . . . . . . . . . . . . . .  2
2    REPRESENTATIONS AND WARRANTIES OF SHAREHOLDERS OF FIRE DOCTOR,
     INC.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
     2.1  Organization.. . . . . . . . . . . . . . . . . . . . . . . .  2
     2.2  Capital. . . . . . . . . . . . . . . . . . . . . . . . . . .  2
     2.3  Subsidiaries.. . . . . . . . . . . . . . . . . . . . . . . .  2
     2.4  Directors and Officers.. . . . . . . . . . . . . . . . . . .  2
     2.5  Financial Statements.. . . . . . . . . . . . . . . . . . . .  2
     2.6  Absence of Changes.. . . . . . . . . . . . . . . . . . . . .  3
     2.7  Absence of Undisclosed Liabilities.. . . . . . . . . . . . .  3
     2.8  Tax Returns. . . . . . . . . . . . . . . . . . . . . . . . .  3
     2.9  Investigation of Financial Condition.. . . . . . . . . . . .  3
     2.10 Patents, Trade Names and Rights. . . . . . . . . . . . . . .  3
     2.11 Compliance with Laws.. . . . . . . . . . . . . . . . . . . .  3
     2.12 Litigation.. . . . . . . . . . . . . . . . . . . . . . . . .  3
     2.13 Authority. . . . . . . . . . . . . . . . . . . . . . . . . .  4
     2.14 Ability to Carry Out Obligations.. . . . . . . . . . . . . .  4
     2.15 Full Disclosure. . . . . . . . . . . . . . . . . . . . . . .  4
     2.16 Assets.. . . . . . . . . . . . . . . . . . . . . . . . . . .  4
     2.17 Legal Opinion .. . . . . . . . . . . . . . . . . . . . . . .  4
     2.18 Indemnification. . . . . . . . . . . . . . . . . . . . . . .  4
     2.19 Indemnification of Officers and Directors. . . . . . . . . .  5
3    REPRESENTATIONS AND WARRANTIES OF EFTEK . . . . . . . . . . . . .  5
     3.1  Organization.. . . . . . . . . . . . . . . . . . . . . . . .  5
     3.2  Capital. . . . . . . . . . . . . . . . . . . . . . . . . . .  5
     3.3  Subsidiaries.. . . . . . . . . . . . . . . . . . . . . . . .  5
     3.4  Directors and Officers.. . . . . . . . . . . . . . . . . . .  5
     3.5  Investigation of Financial Condition.. . . . . . . . . . . .  5
     3.6  Patents, Trade Names and Rights. . . . . . . . . . . . . . .  6
     3.7  Compliance with Laws.. . . . . . . . . . . . . . . . . . . .  6
     3.8  Litigation.. . . . . . . . . . . . . . . . . . . . . . . . .  6
     3.9  Authority. . . . . . . . . . . . . . . . . . . . . . . . . .  6
     3.10 Ability to Carry Out Obligations.. . . . . . . . . . . . . .  6
     3.11 Full Disclosure. . . . . . . . . . . . . . . . . . . . . . .  6
     3.12 Assets.. . . . . . . . . . . . . . . . . . . . . . . . . . .  6
     3.13 Indemnification. . . . . . . . . . . . . . . . . . . . . . .  7
     3.14 Subsequent Filings.. . . . . . . . . . . . . . . . . . . . .  7
4    REPRESENTATIONS AND WARRANTIES OF FIRE DOCTOR, INC. AND ITS
     SHAREHOLDERS. . . . . . . . . . . . . . . . . . . . . . . . . . .  7
     4.1  Share Ownership. . . . . . . . . . . . . . . . . . . . . . .  7
     4.2  Investment Intent. . . . . . . . . . . . . . . . . . . . . .  7
     4.3  Legend.. . . . . . . . . . . . . . . . . . . . . . . . . . .  8
5    COVENANTS . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
     5.1  Investigative Rights.. . . . . . . . . . . . . . . . . . . .  8
     5.2  Conduct of Business. . . . . . . . . . . . . . . . . . . . .  8
6    CLOSING . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
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     6.1  Closing. . . . . . . . . . . . . . . . . . . . . . . . . . . 9
      6.2  Conditions Precedent to Closing. . . . . . . . . . . . . . . 9
7    SPECIAL TERMS AND CONDITIONS . . . . . . . . . . . . . . . . . . . 9
     7.1  Financing. . . . . . . . . . . . . . . . . . . . . . . . . .  9
     7.2  Independence . . . . . . . . . . . . . . . . . . . . . . . .  9
     7.3  Conflicts. . . . . . . . . . . . . . . . . . . . . . . . . .  9
8    MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . 10
     8.1  Captions and Headings. . . . . . . . . . . . . . . . . . . . 10
     8.2  No Oral Change.. . . . . . . . . . . . . . . . . . . . . . . 10
     8.3  Non-Waiver.. . . . . . . . . . . . . . . . . . . . . . . . . 10
     8.4  Time of Essence. . . . . . . . . . . . . . . . . . . . . . . 10
     8.5  Choice of Law. . . . . . . . . . . . . . . . . . . . . . . . 10
     8.6  Counterparts and/or Facsimile Signature. . . . . . . . . . . 10
     8.7  Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . 11
     8.8  Binding Effect.. . . . . . . . . . . . . . . . . . . . . . . 11
     8.9  Mutual Cooperation.. . . . . . . . . . . . . . . . . . . . . 11
     8.10 Brokers. . . . . . . . . . . . . . . . . . . . . . . . . . . 11
     8.11 Announcements. . . . . . . . . . . . . . . . . . . . . . . . 11
     8.12 Expenses.. . . . . . . . . . . . . . . . . . . . . . . . . . 11
     8.13 Survival of Representations and Warranties.. . . . . . . . . 11
     8.14 Exhibits.. . . . . . . . . . . . . . . . . . . . . . . . . . 11
     EXHIBIT 1.1
     SCHEDULE OF SHAREHOLDERS. . . . . . . . . . . . . . . . . . . . . 13
     EXHIBIT 1.2
     INVESTMENT LETTER . . . . . . . . . . . . . . . . . . . . . . . . 14
     EXHIBIT 2.4
     OFFICERS AND DIRECTORS. . . . . . . . . . . . . . . . . . . . . . 16
     EXHIBIT 2.5
     FINANCIAL STATEMENTS. . . . . . . . . . . . . . . . . . . . . . . 17
     EXHIBIT 3.3
     SCHEDULE I
     SUBSIDIARIES OF EFTEK CORP. . . . . . . . . . . . . . . . . . . . 18
     EXHIBIT 3.4
     DIRECTORS AND OFFICERS OF EFTEK CORP. . . . . . . . . . . . . . . 19

                                AGREEMENT


     THIS AGREEMENT made this        day of February, 1996 by and
between EFTEK CORP., a Nevada Corporation ("EFTEK") whose address is Bloomfield Business Park, 408 Bloomfield Drive, Units 1 & 2, Berlin, New Jersey 08009; and THE SHAREHOLDERS OF FIRE DOCTOR, INC.("FIRE"), a New Jersey Corporation, LISTED ON SCHEDULE A, who shall collectively be hereinafter referred to as "Shareholders". For purposes of this Agreement, the address of the Shareholders shall be Plaza 1000, Suite 309, Main Street, Voorhees, New Jersey 08043.

     WHEREAS, EFTEK, a public Company, as part of an overall financing restructuring, desires to acquire all of the issued and outstanding common stock of FIRE from Shareholders making FIRE a wholly owned subsidiary of EFTEK; and

     WHEREAS, the respective Boards of Directors of the Companies have authorized their proper corporate officers to effect the transactions contemplated herein; and

     WHEREAS, there are no guarantees of product success; and

     WHEREAS, each of the parties desires to assist the others in effecting the transaction pursuant to the terms of this Agreement.

     NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, on the following terms and conditions:

1    EXCHANGE OF SECURITIES

     1.1 Exchange of Shares. Subject to all the terms and conditions of this Agreement, EFTEK agrees to exchange 2,000,000 authorized, but unissued unregistered shares of EFTEK $.001 par value common stock ("EFTEK Shares") in exchange for 100% of the issued and outstanding shares of FIRE.

     1.2 Exemption from Registration. The parties hereto intend that the EFTEK Shares to be exchanged shall be exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), pursuant to Section 4(2) of the Act and the rules and regulations promulgated thereunder and exempt from the registration requirements of the applicable states. In furtherance thereof, Shareholders will execute and deliver to EFTEK on the closing date an investment letter suitable to EFTEK counsel, in form substantially as per Exhibit 1.2 attached hereto.

     1.3 Stock for Stock Transaction. The parties intend to effect this transaction as a non-taxable reorganization pursuant to the Internal Revenue Code of 1986, as amended. EFTEK shall be the parent corporation after the reorganization.

     1.4 Costs. Each party shall bear its own costs associated with this Agreement, the closing of this Agreement, and all ancillary or related measures, including without limitation, costs of attorneys fees, accountants fees, filing fees, or other costs or expenses, without right or recourse from the other.

     1.5 Additional Documentation. The parties acknowledge that further agreements and documents, in addition to the Exhibits appended hereto, may be required in order to effect the transactions contemplated hereunder. Each party agrees to provide and execute such other and further agreements or documentation as, in the opinions of respective counsel, are reasonably necessary to effect the transactions contemplated hereunder and to maintain regulatory and legal compliance.

2    REPRESENTATIONS AND WARRANTIES OF SHAREHOLDERS OF FIRE DOCTOR, INC.

     Shareholders hereby represent and warrant to EFTEK that:

     2.1 Organization. FIRE is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey, has all necessary corporate powers to own its properties and to carry on its business as now owned and operated by it, and is duly qualified to do business and is in good standing in each of the states where its business requires qualification.

     2.2 Capital. The authorized capital stock of FIRE consists solely of 50,000,000 shares of $.0001 par value common stock, of which 1,500,000 shares are currently issued and outstanding. All of the issued and outstanding shares of FIRE are duly and validly issued, fully paid and nonassessable. There are no outstanding subscriptions, options, rights, warrants, debentures, instruments, convertible securities or other agreements or commitments obligating FIRE to issue or to transfer from treasury any additional shares of its capital stock of any class.


     2.3 Subsidiaries. FIRE does not have any subsidiaries or own any interest in any other enterprise.

     2.4 Directors and Officers. Exhibit 2.4 hereto contains the names and titles of all directors and officers of FIRE as of the date of this Agreement.

     2.5 Financial Statements. Exhibit 2.5 by addendum (within 2 weeks) will consist of the financial statements of FIRE as of December 31, 1995. The financial statements have been prepared in accordance with generally accepted accounting principles and practices consistently followed by FIRE throughout the periods indicated, and fairly present the financial position of FIRE as of the dates of the balance sheets included in the financial statements and the results of operations for the periods indicated. Further, FIRE hereby represents that it will deliver to EFTEK the last two years income statements and balance sheets certified by independent certified public accountants acceptable to EFTEK and its auditors ("Audited Financial Statements") within 60 days of Closing. Such Audited Financial Statements will not be materially different from Exhibit 2.5 and have no material liabilities and minimal assets.

     2.6 Absence of Changes. Since the date of FIRE's most recent financial statements included in the Exhibits, there has not been any change in the financial condition or operations of FIRE, except for changes in the ordinary course of business, which changes have not, in the aggregate, been materially adverse.

     2.7 Absence of Undisclosed Liabilities. As of the date of FIRE's most recent balance sheet included in the Exhibits, FIRE did not have any material debt, liability or obligation of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due, that is not reflected in such balance sheet, except as set forth on
Exhibit 2.5.

     2.8 Tax Returns. Within the times and in the manner prescribed by law, FIRE has filed or will file within 60 days of Closing, all federal, state and local tax returns required by law and has paid all taxes, assessments and penalties due and payable. The provisions for taxes, if any reflected in the Exhibits are adequate for the periods indicated. There are no present disputes as to taxes of any nature payable by FIRE.

     2.9 Investigation of Financial Condition. Without in any manner reducing or otherwise mitigating the representations contained herein, EFTEK and its accountants shall have the opportunity to meet with FIRE's legal counsel and accountants to discuss the financial condition of FIRE. FIRE shall make available to EFTEK all books and records of FIRE.

     2.10 Patents, Trade Names and Rights. FIRE owns and holds all necessary U.L. approvals, patents, franchise rights, trademarks, service marks, trade names, inventions, processes, know-how, trade secrets, copyrights, licenses and other rights necessary to its business as now conducted or proposed to be conducted. FIRE is not infringing upon or otherwise acting adversely to the right or claimed right of any person with respect to any of the foregoing.

     2.11 Compliance with Laws. FIRE has complied with, and is not in violation of, applicable federal, state or local statutes, laws and regulations (including, without limitation, any applicable building, zoning or other law, ordinance or regulation) affecting its properties or the operation of its business.

     2.12 Litigation. FIRE is not a defendant to any suit, action, arbitration or legal, administrative or other proceeding, or governmental investigation which is pending or, to the best knowledge of FIRE, threatened against or affecting FIRE or its business, assets or financial condition. FIRE is not in default with respect to any order, writ, injunction or decree of any federal, state, local or foreign court, department, agency or instrumentality applicable to it. FIRE is not engaged in any material lawsuits to recover monies due it.

     2.13 Authority. The Board of Directors of FIRE has authorized the execution of this Agreement and the consummation of the transactions contemplated herein, and FIRE has full power and authority to execute, deliver and perform this Agreement, and this Agreement is a legal, valid and binding obligation of FIRE and is enforceable in accordance with its terms and conditions.

     2.14 Ability to Carry Out Obligations. The execution and delivery of this Agreement by FIRE and the performance by FIRE of its obligations hereunder in the time and manner contemplated will not cause, constitute or conflict with or result in (a) any breach or violation of any of the provisions of or constitute a default under any license, indenture, mortgage, instrument, article of incorporation, bylaw, or other agreement or instrument to which FIRE is a party, or by which it may be bound, nor will any consents or authorizations of any party other than those hereto be required; (b) an event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation of FIRE; or (c) an event that would result in the creation or imposition of any lien, charge or encumbrance on any asset of FIRE.

     2.15 Full Disclosure. None of the representations and warranties made by FIRE herein or in any exhibit, certificate or memorandum furnished or to be furnished by FIRE, or on its behalf, contains or will contain any untrue statement of material fact or omit any material fact the omission of which would be misleading.

     2.16 Assets.

          2.16.1 FIRE has good and marketable title to all of its property, free and clear of all liens, claims and encumbrances, except as otherwise indicated on FIRE's financial statements. However, no guarantees are furnished as to the commercial worth or saleability of its products including "Fire Barrier II".

          2.16.2 All equipment presently on the books of FIRE or being utilized by FIRE shall remain the property of FIRE at the time of the Closing.

     2.17 Legal Opinion . FIRE agrees to have its legal counsel furnish a legal opinion confirming to the best of his knowledge the warranties and representations set forth in this Section 2.

     2.18 Indemnification. FIRE agrees to indemnify, defend and hold the EFTEK shareholders, EFTEK, its officers and directors, harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties and reasonable attorney fees, and specifically including indemnification for any claim relating to the ownership of FIRE of all of their formulas, or proprietary technologies involved in FIRE products, that it shall incur or suffer, which arise out of, result or relate to any breach of, or failure by FIRE to perform any of its material representations, warranties, covenants or agreements in this Agreement or in any schedule, certificate, exhibit or other instrument furnished or to be furnished by FIRE under this Agreement.

     2.19 Indemnification of Officers and Directors. The parties acknowledge and agree that prior to execution of this Agreement, each party had separately adopted resolutions and bylaws affording indemnification, to the fullest extent permitted by law, of all officers, directors, promoters, attorneys and other responsible persons, past or present, which arises out of or pertains to any action or omission taken in good faith while serving in such capacity on behalf of the Corporation. The parties hereby agree that each shall, to the fullest extent permitted by law, retain and maintain such indemnification provisions with respect to its officers and directors and that each party shall hereafter continuously maintain the fullest indemnification of officers and directors as permitted by law.

3    REPRESENTATIONS AND WARRANTIES OF EFTEK

     EFTEK represents and warrants to Shareholders of FIRE that:

     3.1 Organization. EFTEK is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, has all necessary corporate powers to own its properties and to carry on its business as now owned and operated by it, and is duly qualified to do business and is in good standing in each of the states where its business requires qualification.

     3.2 Capital. The authorized capital stock of EFTEK consists of 25,000,000 shares of common stock, par value $0.001 of which approximately 11,861,435 shares of common stock are currently issued and outstanding. All of the issued and outstanding shares are duly and validly issued, fully paid and nonassessable. There are no outstanding subscriptions, options, rights, debentures, instruments, convertible securities or other agreements or any additional shares of its capital stock of any class.

     3.3  Subsidiaries. EFTEK owns 100% of the subsidiaries listed in
Exhibit 3.3 attached hereto.

     3.4 Directors and Officers. The names and titles of all directors and officers of EFTEK are as set forth in Exhibit 3.4 attached hereto and have not changed as of the date of this Agreement.

     3.5 Investigation of Financial Condition. Without in any manner reducing or otherwise mitigating the representations contained herein, FIRE and its legal counsel and accountants shall have the opportunity to meet with EFTEK's legal counsel and accountants to discuss the financial condition of EFTEK. EFTEK shall make available to FIRE all books and records of EFTEK.

     3.6 Patents, Trade Names and Rights. To the best of its knowledge, EFTEK is not infringing upon or otherwise acting adversely to the right or claimed right of any person with respect to any of the foregoing.

     3.7 Compliance with Laws. EFTEK has complied with, and is not in violation of, applicable federal, state or local statutes, laws and regulations (including, without limitation, any applicable building, zoning or other law, ordinance or regulation) affecting its properties or the operation of its business.

     3.8 Litigation. EFTEK is not a party to any suit, action, arbitration or legal, administrative or other proceeding, or governmental investigation which is pending or, to the best knowledge of EFTEK threatened against or affecting EFTEK or its business, assets or financial condition. EFTEK is not in default with respect to any order, writ, injunction or decree of any federal, state, local or foreign court, department, agency or instrumentality applicable to it. EFTEK is not engaged in any material lawsuits to recover monies due it.

     3.9 Authority. The Board of Directors of EFTEK has authorized the execution of this Agreement and the consummation of the transactions contemplated herein, and EFTEK has full power and authority to execute, deliver and perform this Agreement, and this Agreement is a legal, valid and binding obligation of EFTEK and is enforceable in accordance with its terms and conditions.

     3.10 Ability to Carry Out Obligations. The execution and delivery of this Agreement by EFTEK and the performance by the EFTEK of the obligations hereunder in the time and manner contemplated will not cause, constitute or conflict with or result in (a) any breach or violation of any of the provisions of or constitute a default under any license, indenture, mortgage, instrument, article of incorporation, bylaw, or other agreement or instrument to which EFTEK is a party, or by which it may be bound, nor will any consents or authorizations of any party other than those hereto be required; (b) an event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation of EFTEK; or (c) an event that would result in the creation or imposition of any lien, charge or encumbrance on any asset of EFTEK.

     3.11 Full Disclosure. None of the representations and warranties made by EFTEK herein or in any exhibit, certificate or memorandum furnished or to be furnished by EFTEK or on its behalf, contains or will contain any untrue statement of material fact or omit any material fact the omission of which would be misleading.

     3.12 Assets. EFTEK has good and marketable title to all of its property, free and clear of all liens, claims and encumbrances, except as otherwise indicated.

     3.13 Indemnification. EFTEK agrees to indemnify, defend and hold FIRE harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties and reasonable attorney fees, that it shall incur or suffer, which arise out of, result or relate to any breach of, or failure by EFTEK to perform any of its representations, warranties, covenants or agreements in this Agreement or in any schedule, certificate, exhibit or other instrument furnished or to be furnished by EFTEK under this Agreement.

     3.14 Subsequent Filings. Upon closing, EFTEK shall prepare and file all required filings before federal and state authorities, including the Securities and Exchange Commission. Such filings may include Forms 8-K and post-effective amendments to the EFTEK

Registration Statement, and all other filings where the due date of such filing has not passed on the date of closing.

4    REPRESENTATIONS AND WARRANTIES OF FIRE DOCTOR, INC. AND ITS
SHAREHOLDERS

     By execution of Exhibit 1.2 hereto, FIRE and Shareholders will represent, among other things, that:

     4.1 Share Ownership. Shareholders hold the number of FIRE Shares set forth in Exhibit 1.1 hereto. Such shares are owned of record and beneficially by each holder thereof and are not subject to any lien, encumbrances or pledge. Each FIRE shareholder has the authority to exchange such shares pursuant to this Agreement.

     4.2 Investment Intent. Shareholders understand that the unregistered EFTEK Shares are being offered for exchange in reliance upon the exemption provided in Section 4(2) of the Act for nonpublic offerings and that:

          4.2.1 The EFTEK Shares are being acquired solely for the account of Shareholders, for investment purposes only, and not with a view to, or for sale in connection with, any distribution thereof and with no present intention of distributing or reselling any part of the unregistered EFTEK Shares;

          4.2.2 Shareholders will not dispose of the unregistered EFTEK Shares or any portion thereof unless and until counsel for EFTEK shall have determined that the intended disposition is permissible and does not violate the Act or any applicable state securities laws, or the rules and regulations thereunder;

          4.2.3 EFTEK has made all documentation pertaining to all aspects of the Exchange Offer available to him and to his qualified representatives, if any, and has offered such person or persons any opportunity to discuss the Exchange Offer with the officers of EFTEK;

          4.2.4 Shareholders have relied solely upon EFTEK's Business Plan for 1996-1998 and any independent investigations made by Shareholder or Shareholders' representatives;

          4.2.5 Shareholders are knowledgeable and experienced in making and evaluating investments of this nature and desires to accept the EFTEK Shares on the terms and conditions set forth;

          4.2.6 Shareholders are able to bear the economic risk of an investment in the EFTEK Shares; and

          4.2.7 Shareholders understand that an investment in the unregistered EFTEK Shares is not liquid, and such shareholder has adequate means of providing for current needs and personal contingencies and has no need for liquidity in this investment.

     4.3 Legend. Shareholders acknowledge that the certificates evidencing the unregistered EFTEK Shares acquired pursuant to this Agreement will have a legend placed thereon stating that the EFTEK Shares have not been registered under the Act or any state securities laws and setting forth or referring to the restrictions on transferability and sale of the EFTEK Shares as per the standard legend of the Company's transfer agent, American Stock Transfer and Trust Co., for restricted shares.

5    COVENANTS

     5.1 Investigative Rights. From the date of this Agreement until the Closing Date, each party shall provide to the other party, and such other party's counsel, if any, accountants, auditors and other authorized representatives, full access during normal business hours and upon reasonable advance written notice to all of each party's properties, books, contracts, commitments and records for the purpose of examining the same. Each party shall furnish the other party with all information concerning each party's affairs as the other party may reasonably request.

     5.2 Conduct of Business. Prior to Closing, FIRE shall conduct its business in the normal course and shall not sell, pledge or assign any assets without the prior written approval of the other party, except in the normal course of business. FIRE shall not amend its Articles of Incor-poration or Bylaws (except as may be described in this Agreement), declare dividends, redeem or sell stock or other securities, incur additional or newly-funded liabilities, acquire or dispose of fixed assets, change employment terms, enter into any material or long-term contract, guarantee obligations of any third party, settle or discharge any balance sheet receivable for less than its stated amount, pay more on any liability than its stated amount, or enter into any other transaction other than in the normal course of business.

6    CLOSING

     6.1 Closing. The closing of this transaction shall be held at the offices of EFTEK prior to or on April 21, 1996, at such other place and time as is mutually agreeable to the parties, or by FAX and Federal Express. At the closing:

          6.1.1 FIRE shall deliver to EFTEK copies of Exhibit 1.2 executed by Shareholders;

          6.1.2 EFTEK shall deliver to Shareholders certificates representing the number of EFTEK Shares for which the Shares have been exchanged, pursuant to the share computations set forth in Exhibit 1.1 hereto;

     6.2 Conditions Precedent to Closing. Closing shall be contingent upon the following:

          6.2.1 Satisfactory examination and verification of the adequacy and accuracy of all representations and warranties of the respective parties, including those contained in the financial statements;

          6.2.2 Satisfactory verification that FIRE has certified or certifiable financial statements, prepared by independent auditors, that comply with the requirements of Regulation S-X promulgated by the United States Securities & Exchange Commission.

7    SPECIAL TERMS AND CONDITIONS

     7.1 Financing. EFTEK hereby agrees to segregate and dedicate $500,000 of its Private Placement proceeds to be furnished to FIRE as soon as practical as an inter-subsidiary indefinite loan to be utilized solely at the discretion of FIRE and its to be chosen new president.

     7.2 Independence. EFTEK hereby agrees that FIRE shall be operated as a wholly independent subsidiary not subject to control by EFTEK unless or until for the fiscal year ending December 31, 1997, FIRE does not achieve a pre-tax profit of a minimum of at least $100,000 and for the fiscal year ending December 31, 1998, a pre-tax profit of a minimum of at least $500,000. In the event that these criteria are not met or exceeded, EFTEK shall have the right to appoint a majority of the Board of Directors of FIRE.

     7.3 Conflicts. The parties hereby acknowledge that Berkshire International Finance, Inc. and its affiliates own 30%; William N. Levy owns 13% respectively of the common stock of FIRE. Further, the firm of Levy & Levy, P.A. solely owned by William N. Levy has performed legal services and represented both entities. However, in this transaction, William N. Levy is furnishing legal representation of FIRE. The Board Members of both entities have had the opportunity to review the legal documents with attorneys of their choice. Accordingly, both entities hereby acknowledge such potential conflicts and hereby waive any such conflicts of Mr. Levy's dual representation in the past and future. It is noted that the business aspects of this transaction were solely negotiated with various officers and directors of both entities with Mr. Levy declining to participate in such discussions and decisions. In the event of any litigation between the parties, William N. Levy agrees to decline to represent either party.

8    MISCELLANEOUS

     8.1 Captions and Headings. The article and paragraph headings throughout this Agreement are for convenience and reference only and shall not define, limit or add to the meaning of any provision of this Agreement.

     8.2 No Oral Change. This Agreement and any provision hereof may not be waived, changed, modified or discharged orally, but only by an agreement in writing signed by the party against whom enforcement of any such waiver, change, modification or discharge is sought.

     8.3 Non-Waiver. The failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants or conditions. No waiver by any party of one breach by another party shall be construed as a waiver with respect to any other subsequent breach.

     8.4 Time of Essence. Time is of the essence of this Agreement and of each and every provision.

     8.5 Choice of Law. This Agreement and its application shall be governed by the laws of the State of New Jersey.

     8.6 Counterparts and/or Facsimile Signature. This Agreement may be executed in any number of counterparts, including counterparts transmitted by telecopier or FAX, any one of which shall constitute an original of this Agreement. When counterparts of facsimile copies have been executed by all parties, they shall have the same effect as if the signatures to each counterpart or copy were upon the same document and copies of such documents shall be deemed valid as originals. The parties agree that all such signatures may be transferred to a single document upon the request of any party. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     8.7 Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows:

                         Copies to:

     EFTEK Corp.
     Bloomfield Business Park
     408 Bloomfield Drive, Units 1 & 2
     Berlin, NJ 08009

     Fire Doctor, Inc.   Levy & Levy, P.A.
     405 Magnolia Road   Plaza 1000, Suite 309
     Pemberton, NJ 08068 Main Street
                         Voorhees, NJ 08043

     8.8 Binding Effect. This Agreement shall inure to and be binding upon the heirs, executors, personal representatives, successors and assigns of each of the parties to this Agreement.

     8.9 Mutual Cooperation. The parties hereto shall cooperate with each other to achieve the purpose of this Agreement and shall execute such other and further documents and take such other and further actions as may be necessary or convenient to effect the transaction described herein.

     8.10 Brokers. The parties hereto represent that no other broker has brought about this Agreement.

     8.11 Announcements. The parties will consult and cooperate with each other as to the timing and content of any public announcements regarding this Agreement.

     8.12 Expenses. Each party will pay its own legal accounting and other out-of-pocket expenses incurred in connection with this Agreement, whether or not this Agreement is consummated.

     8.13 Survival of Representations and Warranties. The representations, warranties, covenants and agreements of the parties set forth in this Agreement or in any instrument, certificate, opinion or other writing provided for herein shall survive the Closing.

     8.14 Exhibits. As of the execution hereof, the parties have provided each other with the exhibits described herein. Any material changes to the exhibits shall be immediately disclosed to the other party.

     AGREED AND ACCEPTED as of the date first above written.

                         EFTEK CORP.


                         By: /s/Frank Whitmore
                            --------------------------------
                             Frank Whitmore, President
ATTEST:

- -----------------------------
Corporate Secretary

(Corporate Seal)

FIRE DOCTOR, INC.
Shareholders

/s/John Figliolini                 /s/Mary Micciche
- ---------------------------        ------------------------------
Histon Financial Services,         Greater American Financial
Inc./Berkshire                     Services, Inc.
By:  John Figliolini, President    By:  Mary Micciche, President

/s/William Borrelli                /s/Randolph K. Binter
- ---------------------------        -------------------------------
William Borrelli                   Randolph K. Binter

/s/Stephen M. Robinson             /s/William N. Levy
- ---------------------------        -------------------------------
Stephen M. Robinson                William N. Levy

/s/Alfred J. Horn                  /s/H. Charles Huber
- ---------------------------        -------------------------------
Alfred J. Horn                     H. Charles Huber

/s/Benjamin Bond                   /s/Marie B. Humphrey
- ---------------------------        --------------------------------
Benjamin Bond                      Marie B. Humphrey

/s/Anna Marie Delaney              /s/Gary D. Horn
- ---------------------------        --------------------------------
Anna Marie Delaney                 Gary D. Horn

/s/Joanne M. Stokes
- ---------------------------
Joanne M. Stokes

C:\WP51\DOC\EFTEK\FIREDR.ACQ

                               EXHIBIT 1.1

                        SCHEDULE OF SHAREHOLDERS
                          OF FIRE DOCTOR, INC.
                           AND ALLOCATION OF
                           EFTEK CORP. SHARES

                    NUMBER OF SHARES            EFTEK SHARES
NAME                IN FIRE DOCTOR, INC.        ALLOCATED

(Such Exhibit is on file at the office of the Company)

                               EXHIBIT 1.2

                        FORM OF INVESTMENT LETTER





EFTEK Corp.
Bloomfield Business Park
408 Bloomfield Drive
Units 1 & 2
Berlin, New Jersey 08009

            Re:  INVESTMENT LETTER

Gentlemen:

     The undersigned having acquired by a stock-for-stock exchange restricted shares of common stock of EFTEK Corp., a Nevada Corporation, par value $.001 per share, hereby certifies, represents and warrants that by signing this agreement the undersigned agrees to the following:

     The undersigned hereby represents to the Company that:

     1. The shares of EFTEK CORP. (the "Company") common stock (the "Securities") which are being acquired by the undersigned are being acquired for the undersigned's own account and for investment and not with a view to the public resale or distribution thereof.

     2. Will not thereafter sell, transfer or otherwise dispose of the Securities unless, in the opinion of the Company's Counsel, such disposition conforms with applicable securities laws requirements.

     3. The undersigned is aware that the Securities are "restricted securities" as that term is defined in Rule 144 (the "Rule") promulgated under the Securities Act of 1933, as amended.

     The undersigned acknowledges that the undersigned has had an opportunity to ask questions of and receive answers from duly designated representatives of the Company concerning the finances of the Company and the proposed business plan of the Company.

     The undersigned acknowledges and understands that the Securities are unregistered and must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available.

EFTEK CORP.                                                        Page 2
Investment Letter
- ------------------------------------------------------------------
     The undersigned further acknowledges that the undersigned is fully aware of the applicable limitations in the resale of the Securities. These restrictions for the most part are set forth in Rule 144. The Rule permits sales of "restricted securities" upon compliance with the requirements of such Rule. If and when the Rule is available to the undersigned, the undersigned may make only routine sales of securities, in limited amounts, in accordance with the terms and conditions of the rule, or after three years under Rule 144(k), no limitations.

     By reason of the undersigned's knowledge and experience in financial and business matters in general, and investments in particular, the undersigned is capable of evaluating the merits and risks of an investment by the undersigned in the Securities.

     The undersigned is capable of bearing the economic risks of an investment in the Securities. The undersigned fully understands the speculative nature of the Securities and the possibility of such loss.

     The undersigned's present financial condition is such that the undersigned is under no present or contemplated future need to dispose of any portion of the Securities to satisfy any existing or contemplated undertaking, need, or indebtedness.

     Any and all certificates representing the Securities, and any and all securities issued in replacement thereof or in exchange therefor, shall bear a restrictive legend.

     The undersigned further agrees that the Company shall have the right to issue stop-transfer instructions to its transfer agent and acknowledge that the Company has informed the undersigned of its intention to issue such instructions.

                         Very truly yours,

                                                          (L.S.)
                         Undersigned

                         Date:


                         Address




                         Social Security Number

                               EXHIBIT 2.4

                         OFFICERS AND DIRECTORS

                          OF FIRE DOCTOR, INC.

NAME                TITLE
John Figliolini     President and Director
Kathleen Histon     Chief Financial Officer, Director of Marketing
                    and Director
Ernest Micciche     Secretary and Director
Randolph K. Binter  Vice President, Treasurer and Director
William Borrelli    Director

                               EXHIBIT 2.5

                          FINANCIAL STATEMENTS

                            FIRE DOCTOR, INC.
                     (A DEVELOPMENTAL STAGE COMPANY)
                              BALANCE SHEET
                             MARCH 31, 1996
                               (Unaudited)

     Assets
Current Asset

Cash                                                $  30,247
                                                       -------
Other Asset

Organization costs                                      27,643
                                                       --------
     Total Assets                                       57,890
                                                       ========

     Liabilities and Stockholders' Equity

Current Liabilities

Accounts payable and accrued expenses                   13,633
Due to related party                                    25,100
                                                       -------
     Total Liabilities                                  38,733
                                                       -------
Stockholders' Equity

Common stock, $.0001 par, 50,000,000
  shares authorized, 1,200,000 shares
  issues and outstanding                                    120
Additional paid in capital                              199,880
Deficit accumulated during the
  developmental stage                                  (180,843)
                                                       --------
     Total Stockholders' Equity                          19,157
                                                       --------

     Total Liabilities and Stockholders' Equity        $ 57,890
                                                       =========

                            FIRE DOCTOR, INC.
                     (A DEVELOPMENTAL STAGE COMPANY)
                         STATEMENT OF OPERATIONS
                    THREE MONTHS ENDED MARCH 31, 1996
                               (Unaudited)


                                             Cumulative for the
                        Three Months       Period January 25, 1995
                            Ended                 (inception)
                       March 31, 1996       to December 31, 1995
                       ---------------      -----------------------

Revenue                   $    700          $   5,632

Costs and Expenses

Cost of sales                  692              4,057

Operating expenses          20,270            182,566
                            --------         --------
   Total Costs and Expenses 20,962            186,623
                            --------         --------

Loss from Operations       (20,262)          (180,991)
                            --------         --------

Other income                     0                148
                            --------         --------

Net Loss                  $(20,262)         $(180,843)
                            ========         =========



                               EXHIBIT 3.4

                        DIRECTORS AND OFFICERS OF

                               EFTEK CORP.


See Form 10-KSB